                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C. 20549


                                  __________


                                   FORM 8-K


                                CURRENT REPORT
                                  PURSUANT TO
                            SECTION 13 or 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   October 7, 1996




                        AMERICAN MEDICAL RESPONSE, INC.
              --------------------------------------------------
              (Exact name of Registrant as specified in charter)


       DELAWARE                     1-111960                     4-3147881
--------------------------------------------------------------------------------
      (State or other              (Commission              (I.R.S Employer
      jurisdiction                 File Number)             Identification No.)
      of Incorporation)



      2821 South Parker Road, 10th Floor, Aurora, Colorado         80014
    --------------------------------------------------------     ----------
           (Address of Principal Executive Offices)              (Zip Code)



                                (303) 614-8500
               -------------------------------------------------
               Registrant's Telephone number including area code
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ITEM 5.  OTHER EVENTS
         ------------

       On October 8, 1996, American Medical Response, Inc. (the "Registrant") issued a press release announcing that on October 7, 1996, the Registrant entered into an agreement and plan of merger pursuant to which SHI Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of the Registrant, will be merged with and into STAT Healthcare, Inc., a Delaware corporation. Reference is made to the press release which is included as Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
         ------------------------------------------------------------------

         (C)   EXHIBITS.

               Exhibit Number                      Title
               --------------                      -----

               99                     Press Release of the Registrant dated
                                      October 8, 1996.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       AMERICAN MEDICAL RESPONSE, INC.

                                       /s/ William George
                                       ------------------------------------
                                         By: William George
                                         General Counsel and Vice President


Date:  October 10, 1996
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                                 EXHIBIT INDEX


                        Exhibit Number                   Title
                        --------------                   -----

            99   Press Release of the Registrant dated October 8, 1996.